UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2012

AMERIGON INCORPORATED

(Exact name of registrant as specified in its charter)

Michigan	0-21810	95-4318554
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21680 Haggerty Road, Ste. 101, Northville, MI		48167
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (248) 504-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 250.13e-4(c))

Section 8    Other Events.

Item 8.01    Other Events.

On June 6, 2012, Amerigon Incorporated (the “Company”) announced that, effective June 13, 2012, its trading symbol will be changed from ARGN to THRM. In addition, on the same date the Company announced its intention to formally change its name to Gentherm Incorporated, that it would immediately begin doing business as Gentherm and that a special meeting of the Company’s stockholders will be held on September 5, 2012, to approve an amendment to the Company’s Articles of Incorporation to reflect the name change.

A copy of the Corporation’s news release announcing the above resignations is filed as Exhibit 99.1 to this report and is incorporated in this report by reference.

Section 9.    Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

Exhibit 99.1    Company news release dated June 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGON INCORPORATED

By:	/s/ BARRY G. STEELE
Barry G. Steele, Chief Financial Officer

Date: June 6, 2012

Exhibit Index

99.1    Company news release dated June 6, 2012.